TRANSAMERICA FUNDS

Supplement to the Currently Effective Class T1 and Class T2 Prospectus, as supplemented

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Transamerica Asset Allocation-Conservative Portfolio

Transamerica Asset Allocation-Growth Portfolio

Transamerica Asset Allocation-Moderate Portfolio

Transamerica Asset Allocation-Moderate Growth Portfolio

Effective as of August 25, 2017, the information in the Prospectus under the section entitled “Management” of the above-listed funds is deleted in its entirety and replaced with the information below. Transamerica Asset Management, Inc. continues to serve as the funds’ investment manager.

Management:

Investment Manager: Transamerica Asset Management, Inc.

Portfolio Construction Manager: Morningstar Investment Management LLC

Portfolio Construction Team:

Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006

Effective as of August 25, 2017, the table in the Prospectus under the section entitled “Shareholder Information — Management of Transamerica Funds” in the sub-section, “Portfolio Construction Team” is deleted in its entirety and replaced with the following table:

Name	Employer	Positions Over Past Five Years
Dan McNeela, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2010; Employee of Morningstar, Inc. since 2000; Employee of Morningstar Investment Management LLC since 2006
Michael Stout, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2006; Employee of Morningstar, Inc. since 1993, then employee of Morningstar Investment Management LLC since 1999

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Investors Should Retain this Supplement for Future Reference

August 25, 2017